EXHIBIT 21

Subsidiaries of MGM MIRAGE

MGM Grand Resorts, LLC

        a Nevada limited liability company

MGM Grand Hotel, LLC

        a Nevada limited liability company

        dba MGM Grand Hotel & Casino

MGM Grand Condominiums (1)

        a Nevada corporation

MGM Grand Movieworld, Inc. (1)

        a Nevada corporation

MGM Grand Condominiums (1)

        a Nevada corporation

Grand Laundry, Inc. (1)

        a Nevada corporation

Destron, Inc.

        a Nevada corporation

Destron Marketing, Inc.  (2)

        a Nevada corporation

MGM MIRAGE International (2)

        a Nevada corporation

MGM Grand Diamond, Inc.

        a Nevada corporation

MGM Grand Australia Pty Ltd (3)

        an Australia corporation

Diamond Darwin Pty Ltd (4)

        an Australia corporation

Diamond Leisure Pty Ltd (4)

        an Australia corporation

dba MGM Grand Australia

Territory Property Trust (4)

        an Australia corporation

Fernbank Pty Ltd (4)

        an Australia corporation

MGM Grand Atlantic City, Inc.

        a New Jersey corporation

MGM MIRAGE Development, Inc.

        a Nevada corporation

MGM Grand South Africa, Inc. (5)

        a Nevada corporation

MGM Grand Detroit, Inc.

        a Delaware corporation

MGM Grand Detroit, LLC (6)

        a Delaware limited liability company

        dba MGM Grand Detroit

MGM Grand Detroit II, LLC (7)

        a Delaware limited liability company

1533 Woodward, Inc. (7)

        a Michigan corporation

New PRMA Las Vegas, Inc.

        a Nevada corporation

PRMA, LLC

        a Nevada limited liability company

        dba Buffalo Bill’s Resort & Casino, Primm Valley Resort & Casino and

        Whiskey Pete’s Hotel & Casino

PRMA Land Development Company (8)

        a Nevada corporation

PRMA-MS, Inc. (8)

        a Mississippi corporation

New York-New York Hotel & Casino, LLC (9)

        a Nevada limited liability company

        dba New York-New York Hotel & Casino

The Primadonna Company, LLC (10)

        a Nevada limited liability company

MGM MIRAGE Restaurant Development, LLC

        a Nevada limited liability company

MGM MIRAGE Operations, Inc.

        a Nevada corporation

MGM MIRAGE Risk Management

        a Nevada corporation

MGM MIRAGE Human Resources, Inc.

        a Nevada corporation

Jefferson Acquisition Corp. (7)

        a Michigan corporation

MGM MIRAGE Illinois

        an Illinois corporation

MGM MIRAGE Macao, Ltd.

        a Nevada limited liability company

MGM MIRAGE Online, LLC

        a Nevada limited liability company

MGM MIRAGE Online Holdings Guernsey, Limited (19)

        a Guernsey corporation

MGM MIRAGE Online Isle of Man, Ltd. (20)

        a Isle of Man corporation

        dba PLAYMGMMIRAGE.com

MGM MIRAGE Online Isle of Man Holdings, Ltd. (20)

        a Isle of Man corporation

MGM MIRAGE Online Services United Kingdom, Ltd. (21)

        a United Kingdom corporation

MGM MIRAGE Online United Kingdom, Ltd. (21)

        a United Kingdom corporation

MGMM Insurance Company

        a Vermont corporation

MGM MIRAGE Retail

        a Nevada corporation

MGM MIRAGE Advertising, Inc.

        a Nevada corporation

MGM MIRAGE Entertainment and Sports

        a Nevada corporation

MGM MIRAGE Retail

        a Nevada corporation

Metropolitan Marketing, LLC

        a Nevada limited liability company

MMNY Land Company, Inc. (22)

        a New York corporation

VidiAd

        a Nevada corporation

Mirage Resorts, Incorporated

        a Nevada corporation

AC Holding Corp. (11)

        a Nevada corporation

AC Holding Corp. II (11)

        a Nevada corporation

The April Cook Companies (11)

        a Nevada corporation

GNLV, CORP. (11)

        a Nevada corporation

        dba Golden Nugget

Golden Nugget Experience, LLC (12)

        a Nevada limited liability company

Golden Nugget Manufacturing Corp. (12)

        a Nevada corporation

Beau Rivage Resorts, Inc. (12)

        a Mississippi corporation

        dba Beau Rivage

Beau Rivage Distribution Corp. (13)

        a Mississippi corporation

Beau Rivage Marketing Corp. (11)

        a Nevada corporation

Bellagio, LLC (11)

        a Nevada limited liability company

        dba Bellagio

MRGS Corp. (14)

        a Nevada corporation

Boardwalk Casino, Inc. (11)

        a Nevada corporation

        dba Boardwalk Hotel and Casino

Bungalow, Inc. (11)

        a Mississippi corporation

Restaurant Ventures of Nevada, Inc. (11)

        a Nevada corporation

Country Star Las Vegas, LLC (15)

        a Nevada limited liability company

D.A.P. Corporation (11)

        a Pennsylvania corporation

EGARIM, Inc. (11)

        an Alabama corporation

GN Marketing Corp. (11)

        a New York corporation

GNL, CORP. (11)

        a Nevada corporation

        dba Golden Nugget-Laughlin

GNLV Marketing Corp.-Canada (11)

        a Nevada corporation

GNS Finance Corp. (11)

        a Nevada corporation

Golden Nugget (Asia) Ltd. (11)

        a Nevada corporation

Golden Nugget Aviation Corp. (11)

        a Nevada corporation

Golden Nugget Finance Corp. (11)

        a Nevada corporation

Golden Nugget Marketing Corp. (11)

        a California corporation

Golden Nugget Marketing Corp. (11)

        a Texas corporation

Golden Nugget Marketing Corp.-Illinois (11)

        a Nevada corporation

LV Concrete Corp. (11)

        a Nevada corporation

MAC, CORP. (11)

        a New Jersey corporation

MGM MIRAGE Design Group (11)

        a Nevada corporation

MGM MIRAGE International Hong Kong Limited (11)

        a Nevada corporation

THE MIRAGE CASINO-HOTEL (11)

        a Nevada corporation

        dba The Mirage

Treasure Island Corp. (16)

        a Nevada corporation

        dba Treasure Island at The Mirage

MH, INC. (16)

        a Nevada corporation

        dba Shadow Creek

M.I.R. Travel (11)

        a Nevada corporation

Mirage Laundry Services Corp. (11)

        a Nevada corporation

Mirage Leasing Corp. (11)

        a Nevada corporation

Mirage Resorts of Maryland, Inc. (11)

        a Maryland corporation

SHCR Corp. (11)

        a Texas corporation

See Saw Sign Corp. (17)

        a Nevada corporation

Treasure Island Productions, Inc. (18)

        a Nevada corporation

_______________

(1)                      100% of the voting securities are owned by MGM Grand Hotel, LLC.

(2)                      100% of the voting securities are owned by Destron, Inc.

(3)                      50% of the voting securities are owned by MGM MIRAGE and 50% are owned by MGM Grand Diamond, Inc.

(4)                      100% of the voting securities are owned by MGM Grand Australia Pty Ltd.

(5)                      100% of the voting securities are owned by MGM Grand Development, Inc.

(6)                      Approximately 97% of the voting securities are owned by MGM Grand Detroit, Inc. and 3% are owned by unrelated third parties.

(7)                      100% of the voting securities are owned by MGM Grand Detroit, LLC.

(8)                      100% of the voting securities are owned by PRMA, LLC.

(9)                      50% of the voting securities are owned by MGM MIRAGE and 50% are owned by New PRMA Las Vegas, Inc.

(10)                100% of the voting securities are owned by New York-New York Hotel & Casino, LLC.

(11)                100% of the voting securities are owned by Mirage Resorts, Incorporated

(12)                100% of the voting securities are owned by GNLV, CORP.

(13)                100% of the voting securities are owned by Beau Rivage Resorts, Inc.

(14)                100% of the voting securities are owned by Bellagio, LLC.

(15)                99% of the voting securities are owned by Mirage Resorts, Incorporated and 1% are owned by Restaurant Ventures of Nevada, Inc.

(16)                100% of the voting securities are owned by THE MIRAGE CASINO-HOTEL.

(17)                100% of the voting securities are owned by MGM MIRAGE Advertising, Inc.

(18)                100% of the voting securities are owned by Treasure Island Corp.

(19)                100% of the voting securities are owned by MGM MIRAGE Online, LLC.

(20)                100% of the voting securities are owned by MGM MIRAGE Online Holdings Guernsey, Limited.

(21)                100% of the voting securities are owned by MGM MIRAGE Online Isle of Man Holdings, Ltd.

(22)                100% of the voting securities are owned by Metropolitan Marketing, LLC.